Exhibit 99 (b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Irwin, Chief Financial Officer of WD-40 Company (the “Company”), have reviewed the Quarterly Report on Form 10-Q of the Company for the quarter ended May 31, 2003 (the “Report”). For purposes of Section 1350 of Title 18, United States Code, I certify that to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2003

/s/ MICHAEL J. IRWIN
Michael J. Irwin
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WD-40 Company and will be retained by WD-40 Company and furnished to the Securities and Exchange Commission or its staff upon request.

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